INVESTOR FINANCIAL SUPPLEMENT
December 31, 2017

On December 3, 2017, The Hartford entered into an agreement to sell its life and annuity run-off business (formerly known as Talcott Resolution). As a result, the assets and liabilities of this business have been accounted for as held for sale and operating results of the life and annuity business are now included in discontinued operations for all periods presented. The change has the effect of reducing previously reported core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of February 2, 2018
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Maxum Casualty Insurance Company	A+	NR	NR
	Maxum Indemnity Company	A+	NR	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Maxum Indemnity Company ratings are on stable outlook at A.M. Best

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill	Junior subordinated debentures	bbb	BBB-	Baa3
Senior Vice President
Investor Relations & Treasurer	- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s and under review for upgrade at Moody's.
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	P&C Reserves	8

PROPERTY & CASUALTY	Property & Casualty Income Statements	9
	Property & Casualty Underwriting Ratios and Results	10
	Commercial Lines Income Statements	11
	Commercial Lines Underwriting Ratios	13
	Commercial Lines Supplemental Data	14
	Personal Lines Income Statements	15
	Personal Lines Underwriting Ratios	17
	Personal Lines Supplemental Data	18
	P&C Other Operations Income Statements	21

GROUP BENEFITS	Income Statements	22
	Supplemental Data	23

MUTUAL FUNDS	Income Statements	24
	Asset Value Rollforward - Assets Under Management By Asset Class	25

CORPORATE	Income Statements	26

INVESTMENTS	Investment Earnings Before Tax - Consolidated	27
	Investment Earnings Before Tax - Property & Casualty	28
	Investment Earnings Before Tax - Group Benefits	29
	Net Investment Income	30
	Components of Net Realized Capital Gains (Losses)	31
	Composition of Invested Assets	32
	Invested Asset Exposures	33

APPENDIX	Basis of Presentation and Definitions	34
	Discussion of Non-GAAP and Other Financial Measures	35

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
HIGHLIGHTS
Net income (loss)	$(3,703)	$234	$(40)	$378	$(81)	$438	$216	$323	$(3,131)	$896
Core earnings *	$293	$130	$303	$288	$294	$300	$20	$298	$1,014	$912
Total revenues	$4,539	$4,144	$4,168	$4,123	$3,978	$4,114	$4,085	$3,930	$16,974	$16,107
Total assets	$225,260	$224,211	$225,863	$225,388	$224,576	$229,142	$228,328	$228,205
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (loss)	$(10.37)	$0.65	$(0.11)	$1.02	$(0.22)	$1.14	$0.55	$0.81	$(8.61)	$2.31
Core earnings *	$0.82	$0.36	$0.83	$0.78	$0.78	$0.78	$0.05	$0.75	$2.79	$2.35
Diluted earnings per common share
Net income (loss) [3]	$(10.37)	$0.64	$(0.11)	$1.00	$(0.22)	$1.12	$0.54	$0.79	$(8.61)	$2.27
Core earnings [3] *	$0.81	$0.35	$0.81	$0.76	$0.77	$0.77	$0.05	$0.73	$2.74	$2.31
Weighted average common shares outstanding (basic)	357.0	360.2	366.0	371.4	376.6	383.8	391.8	398.5	363.7	387.7
Dilutive effect of stock compensation	4.8	4.5	3.8	4.2	3.7	3.2	3.2	4.2	4.3	3.5
Dilutive effect of warrants	2.1	2.3	2.5	3.0	3.5	3.5	3.6	3.6	2.5	3.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	363.9	367.0	372.3	378.6	383.8	390.5	398.6	406.3	370.5	394.8
Common shares outstanding	356.8	357.5	362.8	369.2	373.9	379.6	387.9	395.6
Book value per common share	$37.82	$48.20	$47.65	$46.07	$45.21	$49.15	$47.84	$45.78
Per common share impact of accumulated other comprehensive income [1]	$1.86	$1.63	$1.36	$(0.56)	$(0.90)	$2.60	$2.32	$0.64
Book value per common share (excluding AOCI) *	$35.96	$46.57	$46.29	$46.63	$46.11	$46.55	$45.52	$45.14
Book value per diluted share	$37.11	$47.33	$46.84	$45.25	$44.35	$48.30	$47.02	$44.90
Per diluted share impact of AOCI	$1.82	$1.61	$1.34	$(0.55)	$(0.89)	$2.56	$2.28	$0.63
Book value per diluted share (excluding AOCI) *	$35.29	$45.72	$45.50	$45.80	$45.24	$45.74	$44.74	$44.27
Common shares outstanding and dilutive potential common shares	363.6	364.1	369.1	375.9	381.1	386.3	394.7	403.4
RETURN ON EQUITY ("ROE") [2]
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	(20.6)%	2.7%	3.9%	5.4%	5.2%	7.6%	7.3%	8.3%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) *	6.7%	5.9%	6.9%	5.1%	5.2%	5.4%	5.1%	6.2%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	For reconciliations of ROE - Net income to ROE - Core earnings, see Appendix, page 35.

[3]
For the three months ended December 31, 2017, weighted average shares outstanding used in calculating net loss per share excludes the effect of dilutive securities of 6.8 million shares. The calculation of core earnings per share includes the effect of dilutive securities in all periods presented. In periods where a net loss before discontinued operations or a core loss is recognized, inclusion of incremental dilution is antidilutive.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Earned premiums	$3,801	$3,447	$3,455	$3,438	$3,456	$3,449	$3,416	$3,376	$14,141	$13,697
Fee income	265	243	240	232	224	220	209	204	980	857
Net investment income	394	404	395	410	412	407	387	371	1,603	1,577
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(4)	(4)	(4)	(3)	(9)	(3)	(6)	(17)	(15)	(35)
OTTI losses recognized in other comprehensive income	—	3	2	2	2	1	1	4	7	8
Net OTTI losses recognized in earnings	(4)	(1)	(2)	(1)	(7)	(2)	(5)	(13)	(8)	(27)
Other net realized capital gains (losses)	64	27	57	25	(126)	16	55	(28)	173	(83)
Total net realized capital gains (losses)	60	26	55	24	(133)	14	50	(41)	165	(110)
Other revenues	19	24	23	19	19	24	23	20	85	86
Total revenues	4,539	4,144	4,168	4,123	3,978	4,114	4,085	3,930	16,974	16,107
Benefits, losses and loss adjustment expenses	2,692	2,638	2,420	2,424	2,442	2,436	2,796	2,287	10,174	9,961
Amortization of deferred acquisition costs ("DAC")	342	341	345	344	344	345	343	345	1,372	1,377
Insurance operating costs and other expenses	994	904	1,604	873	838	825	838	840	4,375	3,341
Loss on reinsurance transaction	—	—	—	—	650	—	—	—	—	650
Interest expense	78	79	79	80	79	83	82	83	316	327
Amortization of other intangible assets	11	1	1	1	1	1	1	1	14	4
Total benefits, losses and expenses	4,117	3,963	4,449	3,722	4,354	3,690	4,060	3,556	16,251	15,660
Income (loss) before income taxes	422	181	(281)	401	(376)	424	25	374	723	447
Income tax expense (benefit) [3]	980	36	(129)	98	(241)	73	(74)	76	985	(166)
(Loss) Income from continuing operations, after-tax	(558)	145	(152)	303	(135)	351	99	298	(262)	613
(Loss) income from discontinued operations, after-tax	(3,145)	89	112	75	54	87	117	25	(2,869)	283
Net (loss) income	(3,703)	234	(40)	378	(81)	438	216	323	(3,131)	896
Less: Net realized capital gains (losses), excluded from core earnings, before tax	59	25	53	23	(134)	15	48	(41)	160	(112)
Less: Loss on reinsurance transaction, before tax	—	—	—	—	(650)	—	—	—	—	(650)
Less: Pension settlement, before tax	—	—	(750)	—	—	—	—	—	(750)	—
Less: Integration and transaction costs associated with acquired business, before tax [1]	(17)	—	—	—	—	—	—	—	(17)	—
Less: Income tax benefit (expense) [2] [3]	(893)	(10)	242	(8)	355	36	31	41	(669)	463
Less: (Loss) income from discontinued operations, after-tax [4]	(3,145)	89	112	75	54	87	117	25	(2,869)	283
Core earnings	$293	$130	$303	$288	$294	$300	$20	$298	$1,014	$912

[1]	Integration and transaction costs relate to the Company's acquisition of Aetna's U.S. group life and disability business.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[3]
The three months and year ended December 31, 2017 included income tax expense of $877 resulting primarily from reducing net deferred tax assets due to a reduction in corporate Federal income tax rates from 35% to 21%. The year ended December 31, 2016 included a $65 tax benefit recognized related to the sale of the Company's U.K. property and casualty run-off subsidiaries, federal income tax benefits of $78 from the reduction of the deferred tax valuation allowance on capital loss carryovers, a benefit of $113 associated with investments in solar energy partnerships, and income tax expense of $47 associated with IRS audit adjustments.

[4]	The three months and year ended December 31, 2017, included an estimated loss on sale of $3.3 billion related to the pending sale of the Company's life and annuity run-off business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Net income (loss):
Commercial Lines	$286	$90	$258	$231	$264	$268	$237	$225	$865	$994
Personal Lines	(74)	8	24	33	(15)	33	(50)	23	(9)	(9)
P&C Other Operations	7	18	20	24	(423)	31	(154)	17	69	(529)
Property & Casualty ("P&C")	219	116	302	288	(174)	332	33	265	925	456
Group Benefits	109	71	69	45	63	62	55	50	294	230
Mutual Funds	33	26	24	23	17	21	20	20	106	78
Sub-total	361	213	395	356	(94)	415	108	335	1,325	764
Corporate	(4,064)	21	(435)	22	13	23	108	(12)	(4,456)	132
Net (loss) income	$(3,703)	$234	$(40)	$378	$(81)	$438	$216	$323	$(3,131)	$896

Core earnings (losses):
Commercial Lines	$282	$81	$238	$224	$274	$243	$221	$246	$825	$984
Personal Lines	(46)	7	20	32	(14)	29	(52)	26	13	(11)
P&C Other Operations	4	18	18	21	15	19	(154)	19	61	(101)
P&C	240	106	276	277	275	291	15	291	899	872
Group Benefits	67	66	61	40	59	51	46	48	234	204
Mutual Funds	37	26	24	23	17	21	20	20	110	78
Sub-total	344	198	361	340	351	363	81	359	1,243	1,154
Corporate	(51)	(68)	(58)	(52)	(57)	(63)	(61)	(61)	(229)	(242)
Core earnings	$293	$130	$303	$288	$294	$300	$20	$298	$1,014	$912

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		CORPORATE [1]		CONSOLIDATED
	Dec 31 2017	Dec 31 2016	Dec 31 2017	Dec 31 2016	Dec 31 2017	Dec 31 2016	Dec 31 2017	Dec 31 2016	Dec 31 2017	Dec 31 2016
Investments
Fixed maturities, available-for-sale, at fair value	$25,571	$24,386	$10,489	$6,731	$49	$21	$855	$1,044	$36,964	$32,182
Fixed maturities, at fair value using the fair value option	30	102	11	109	—	—	—	—	41	211
Equity securities, available-for-sale, at fair value	749	794	79	10	27	—	157	141	1,012	945
Mortgage loans	2,315	2,015	860	871	—	—	—	—	3,175	2,886
Limited partnerships and other alternative investments	1,375	1,337	213	190	—	—	—	—	1,588	1,527
Other investments	85	103	11	5	—	—	—	3	96	111
Short-term investments	1,268	1,162	398	226	146	162	458	345	2,270	1,895
Total investments	31,393	29,899	12,061	8,142	222	183	1,470	1,533	45,146	39,757
Cash	156	298	12	25	8	5	4	—	180	328
Premiums receivable and agents’ balances	3,511	3,388	399	342	—	—	—	—	3,910	3,730
Reinsurance recoverables [3] [4]	3,476	3,085	236	208	—	—	349	366	4,061	3,659
DAC	594	591	47	42	9	12	—	—	650	645
Deferred income taxes [2]	51	517	(103)	(124)	6	6	1,210	2,600	1,164	2,999
Goodwill	157	157	723	—	180	180	230	230	1,290	567
Property and equipment, net	837	859	118	54	—	—	79	78	1,034	991
Other intangible assets	28	33	620	—	11	11	—	—	659	44
Other assets	897	971	365	136	111	83	857	1,646	2,230	2,836
Assets held for sale	—	870	—	—	—	—	164,936	168,150	164,936	169,020
Total assets	$41,100	$40,668	$14,478	$8,825	$547	$480	$169,135	$174,603	$225,260	$224,576
Unpaid losses and loss adjustment expenses [3]	$23,775	$22,545	$8,512	$5,772	$—	$—	$—	$—	$32,287	$28,317
Reserves for future policy benefits [4]	—	—	441	82	—	—	272	240	713	322
Other policyholder funds and benefits payable [4]	—	—	492	265	—	—	324	337	816	602
Unearned premiums	5,282	5,350	40	42	—	—	—	—	5,322	5,392
Debt	—	—	—	—	—	—	4,998	4,910	4,998	4,910
Other liabilities	2,061	1,723	774	278	197	165	2,156	2,430	5,188	4,596
Liabilities held for sale	—	611	—	—	—	—	162,442	162,923	162,442	163,534
Total liabilities	$31,118	$30,229	$10,259	$6,439	$197	$165	$170,192	$170,840	$211,766	$207,673
Common stockholders' equity, excluding AOCI	9,267	9,977	3,998	2,227	350	315	(784)	4,721	12,831	17,240
AOCI, after-tax	715	462	221	159	—	—	(273)	(958)	663	(337)
Total stockholders' equity	9,982	10,439	4,219	2,386	350	315	(1,057)	3,763	13,494	16,903
Total liabilities and equity	$41,100	$40,668	$14,478	$8,825	$547	$480	$169,135	$174,603	$225,260	$224,576

[1]	Includes discontinued operations from the Company's life and annuity run-off business accounted for as held for sale.

[2]
The decrease in net deferred tax assets from year end 2016 to year end 2017 is mainly due to an $877 reduction of net deferred tax assets primarily due to the effect of a lower corporate Federal income tax rate under tax reform and the reclassification of $790 of alternative minimum tax ("AMT") credits as an income tax receivable, reported in other assets, given that AMT credits are refundable by no later than 2022.

[3]
Property & Casualty reflects the addition of $688 and $712 of gross reserves and reinsurance recoverables for 2017 and 2016, respectively, for structured settlements reserves and recoverables due from the Company's life and annuity run-off business now classified as held for sale. These amounts were previously eliminated in consolidation.

[4]	Corporate includes reserves and reinsurance recoverables for life and annuity business retained by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
DEBT
Short-term debt	$320	$320	$320	$320	$416	$690	$690	$690
Senior notes	3,096	3,093	3,092	3,091	3,410	3,409	3,408	3,407
Junior subordinated debentures	1,582	1,582	1,582	1,583	1,083	1,083	1,083	1,083
Total debt	$4,998	$4,995	$4,994	$4,994	$4,909	$5,182	$5,181	$5,180
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$12,831	$16,648	$16,794	$17,216	$17,240	$17,671	$17,659	$17,858
AOCI	663	585	494	(207)	(337)	987	900	254
Total stockholders’ equity	$13,494	$17,233	$17,288	$17,009	$16,903	$18,658	$18,559	$18,112
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$18,492	$22,228	$22,282	$22,003	$21,812	$23,840	$23,740	$23,292
Total capitalization, excluding AOCI, after-tax	$17,829	$21,643	$21,788	$22,210	$22,149	$22,853	$22,840	$23,038
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	27.0%	22.5%	22.4%	22.7%	22.5%	21.7%	21.8%	22.2%
Total debt to capitalization, excluding AOCI	28.0%	23.1%	22.9%	22.5%	22.2%	22.7%	22.7%	22.5%
Total rating agency adjusted debt to capitalization [1] [2]	28.8%	24.3%	25.2%	25.0%	25.3%	25.4%	25.5%	25.9%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	3.1:1	2.2:1	1.7:1	5.7:1	2.3:1	4.1:1	3.3:1	5.2:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.0 billion, $1.0 billion, $1.4 billion, $1.2 billion, $1.2 billion, $1.5 billion, $1.5 billion and $1.5 billion, as of December 31, 2017, September 31, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
December 31, 2017

	P&C	GROUP BENEFITS
U.S. statutory net income (loss) [1] [2]	$950	$(1,066)
U.S. statutory capital [3]	$7,396	$2,029
U.S. GAAP adjustments:
DAC	594	47
Non-admitted deferred tax assets [4]	112	159
Deferred taxes [5]	(661)	(462)
Goodwill	109	723
Other Intangible Assets	29	620
Non-admitted assets other than deferred taxes	630	160
Asset valuation and interest maintenance reserve	—	288
Benefit reserves	(47)	71
Unrealized gains on investments	1,005	339
Other, net	815	245
U.S. GAAP stockholders’ equity	$9,982	$4,219

[1]	Statutory net income is for the year ended December 31, 2017.

[2]	Group Benefits statutory loss includes the effect of a ceding commission paid to acquire Aetna's U.S. group life and disability business.

[3]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[4]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[5]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Fixed maturities net unrealized gain	$2,121	$1,774	$1,696	$1,355	$1,226	$2,418	$2,406	$1,780
Equities net unrealized gain	94	66	59	58	50	41	31	21
OTTI losses recognized in AOCI	(3)	(4)	(3)	(4)	(3)	(5)	(10)	(15)
Net gain on cash flow hedging instruments	18	43	57	58	76	172	200	184
Total net unrealized gain	$2,230	$1,879	$1,809	$1,467	$1,349	$2,626	$2,627	$1,970
Foreign currency translation adjustments	34	27	13	8	6	10	(68)	(49)
Pension and other postretirement adjustment	(1,601)	(1,321)	(1,328)	(1,682)	(1,692)	(1,649)	(1,659)	(1,667)
Total AOCI [1]	$663	$585	$494	$(207)	$(337)	$987	$900	$254

[1]
AOCI includes AOCI balances related to the life and annuity run-off business held for sale which totaled $1.0 billion as of December 31, 2017. At closing of the sale, the Company's shareholders’ equity will be reduced by the amount of AOCI of the life and annuity run-off business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2017
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross [1]	$18,102	$2,175	$2,272	$22,549
Reinsurance and other recoverables [1]	2,404	24	389	2,817
Beginning liabilities for unpaid losses and loss adjustment expenses, net	15,698	2,151	1,883	19,732
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	990	625	—	1,615
Current accident year catastrophes	(21)	200	—	179
Prior accident year development	(34)	(25)	17	(42)
Total provision for unpaid losses and loss adjustment expenses	935	800	17	1,752
Less: payments	887	728	51	1,666
Ending liabilities for unpaid losses and loss adjustment expenses, net	15,746	2,223	1,849	19,818
Reinsurance and other recoverables [1] [2]	3,147	71	739	3,957
Ending liabilities for unpaid losses and loss adjustment expenses, gross [1]	$18,893	$2,294	$2,588	$23,775

	YEAR ENDED DEC 31, 2017
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross [1]	$17,950	$2,094	$2,501	$22,545
Reinsurance and other recoverables [1]	3,037	25	426	3,488
Beginning liabilities for unpaid losses and loss adjustment expenses, net [3]	14,913	2,069	2,075	19,057
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	3,961	2,584	—	6,545
Current accident year catastrophes	383	453	—	836
Prior accident year development	(22)	(37)	18	(41)
Total provision for unpaid losses and loss adjustment expenses	4,322	3,000	18	7,340
Less: payments	3,489	2,846	244	6,579
Ending liabilities for unpaid losses and loss adjustment expenses, net [3]	15,746	2,223	1,849	19,818
Reinsurance and other recoverables [1] [2]	3,147	71	739	3,957
Ending liabilities for unpaid losses and loss adjustment expenses, gross [1]	$18,893	$2,294	$2,588	$23,775

[1]
Commercial Lines reflects the addition of $712 to the beginning gross reserves and reinsurance recoverables and $688 to the ending gross reserves and reinsurance recoverables for structured settlements reserves and recoverables due from the Company's life and annuity run-off business now classified as held for sale. These amounts were previously eliminated in consolidation.

[2]
Includes $285 of reinsurance recoverable from National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway Inc., for asbestos and environmental reserve development incurred by the Company in the three months and year ended December 31, 2017 that was ceded to NICO.

[3]
As of December 31, 2017 and 2016, net reserves for unpaid loss and loss adjustment expenses, excluding asbestos and environmental reserves, were approximately 4.7% and 4.2%, respectively, above the actuarial indication.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Written premiums	$2,550	$2,626	$2,631	$2,710	$2,555	$2,673	$2,661	$2,679	$10,517	$10,568
Change in unearned premium reserve	(89)	(18)	(19)	88	(113)	16	35	81	(38)	19
Earned premiums	2,639	2,644	2,650	2,622	2,668	2,657	2,626	2,598	10,555	10,549
Fee income	20	20	20	21	20	20	19	19	81	78
Losses and loss adjustment expenses
Current accident year before catastrophes	1,615	1,672	1,646	1,612	1,714	1,688	1,627	1,545	6,545	6,574
Current accident year catastrophes [1] [2]	179	352	155	150	61	80	184	91	836	416
Prior accident year development	(42)	(1)	(10)	12	48	25	351	33	(41)	457
Total losses and loss adjustment expenses	1,752	2,023	1,791	1,774	1,823	1,793	2,162	1,669	7,340	7,447
Amortization of DAC	328	329	331	330	330	329	331	331	1,318	1,321
Underwriting expenses	512	497	468	466	456	457	464	475	1,943	1,852
Dividends to policyholders [3]	24	4	3	4	3	4	4	4	35	15
Underwriting gain (loss) *	43	(189)	77	69	76	94	(316)	138	—	(8)
Net investment income	281	303	302	310	310	305	292	272	1,196	1,179
Net realized capital gains (losses)	57	16	42	17	(46)	(3)	35	(41)	132	(55)
Loss on reinsurance transaction	—	—	—	—	650	—	—	—	—	650
Net servicing and other income	6	9	4	5	6	9	5	7	24	27
Income (loss) before income taxes	387	139	425	401	(304)	405	16	376	1,352	493
Income tax expense (benefit) [4]	168	23	123	113	(130)	73	(17)	111	427	37
Net income (loss)	219	116	302	288	(174)	332	33	265	925	456
Less: Net realized capital gains (losses), excluded from core earnings, before tax	56	16	41	17	(45)	(3)	35	(40)	130	(53)
Less: Loss on reinsurance transaction, before tax	—	—	—	—	(650)	—	—	—	—	(650)
Less: Income tax benefit (expense) [4] [6]	(77)	(6)	(15)	(6)	246	44	(17)	14	(104)	287
Core earnings	$240	$106	$276	$277	$275	$291	$15	$291	$899	$872
ROE
Net income (net income last 12 months to stockholders' equity including AOCI) [5]	10.7%	5.0%	7.5%	4.5%	4.3%	10.4%	9.3%	11.1%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	1.7%	0.3%	0.1%	—%	(0.6)%	—%	(0.2)%	(0.6)%
Less: Loss on reinsurance transaction, before tax	—%	(7.5)%	(7.5)%	(7.7)%	(7.9)%	—%	—%	—%
Less: Income tax benefit (expense) [4] [6]	(1.4)%	2.5%	3.1%	3.2%	3.5%	0.5%	—%	0.2%
Less: Income from discontinued operations, after-tax	—%	—%	—%	—%	—%	—%	0.1%	0.1%
Less: Impact of AOCI, excluded from Core ROE	(0.7)%	(1.0)%	(1.2)%	(0.6)%	(0.5)%	(1.1)%	(0.9)%	(1.2)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) [5]	11.1%	10.7%	13.0%	9.6%	9.8%	11.0%	10.3%	12.6%
[1] The three months ended September 30, 2017, includes catastrophe losses from Hurricane Harvey and Hurricane Irma of $175 and $157, respectively.
[2] Catastrophe losses for the three months ended December 31, 2017 included losses from California wildfires totaling $304 and an estimated reinsurance recoverable of $90 on the Company's property catastrophe aggregate treaty. Catastrophe loss estimates for hurricanes Harvey and Irma were reduced by a total of $40 in the three month period ended December 31, 2017.
[3] The three months ended December 31, 2017 included a $21 increase in policyholder dividends given the emergence of favorable workers' compensation loss experience that has increased the profitability of certain customer accounts.
[4] The three months and year ended December 31, 2017 includes $58 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.
[5] ROE - Net income and ROE - Core earnings for Property & Casualty assumes a portion of debt and interest expense accounted for within Corporate is allocated to Property & Casualty. For further information, see Appendix, page 35.
[6] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
UNDERWRITING GAIN (LOSS)	$43	$(189)	$77	$69	$76	$94	$(316)	$138	$—	$(8)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.2	63.2	62.1	61.5	64.2	63.5	62.0	59.5	62.0	62.3
Current accident year catastrophes	6.8	13.3	5.8	5.7	2.3	3.0	7.0	3.5	7.9	3.9
Prior accident year development [1]	(1.6)	—	(0.4)	0.5	1.8	0.9	13.4	1.3	(0.4)	4.3
Total losses and loss adjustment expenses	66.4	76.5	67.6	67.7	68.3	67.5	82.3	64.2	69.5	70.6
Expenses	31.1	30.5	29.4	29.6	28.7	28.8	29.6	30.3	30.1	29.3
Policyholder dividends	0.9	0.2	0.1	0.2	0.1	0.2	0.2	0.2	0.3	0.1
Combined ratio	98.4	107.1	97.1	97.4	97.2	96.5	112.0	94.7	100.0	100.1
Current accident year catastrophes and prior accident year development	5.2	13.3	5.4	6.2	4.1	3.9	20.4	4.8	7.5	8.2
Underlying combined ratio *	93.2	93.9	91.6	91.2	93.1	92.5	91.7	89.9	92.5	91.8

[1]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Auto liability - Commercial Lines	$(3)	$—	$—	$20	$38	$18	$(8)	$9	$17	$57
Auto liability - Personal Lines	—	—	—	—	20	—	75	65	—	160
Homeowners	(14)	—	—	—	(6)	1	1	(6)	(14)	(10)
Professional and general liability	2	—	—	10	(4)	(1)	34	(1)	12	28
Package business	(3)	(22)	—	—	15	(2)	7	45	(25)	65
Bond	22	20	—	(10)	(2)	—	—	(6)	32	(8)
Net asbestos reserves	—	—	—	—	—	—	197	—	—	197
Net environmental reserves	—	—	—	—	—	—	71	—	—	71
Workers’ compensation	(50)	(9)	—	(20)	(32)	(4)	(4)	(79)	(79)	(119)
Workers' compensation discount accretion	7	5	8	8	7	7	7	7	28	28
Catastrophes	(4)	1	(10)	(3)	—	(2)	2	(7)	(16)	(7)
Uncollectible reinsurance	(15)	—	—	—	—	—	(30)	—	(15)	(30)
Other reserve re-estimates, net	16	4	(8)	7	12	8	(1)	6	19	25
Total prior accident year development	$(42)	$(1)	$(10)	$12	$48	$25	$351	$33	$(41)	$457
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Written premiums	$1,727	$1,702	$1,706	$1,821	$1,664	$1,673	$1,669	$1,726	$6,956	$6,732
Change in unearned premium reserve	(7)	(21)	(14)	133	(37)	(4)	19	103	91	81
Earned premiums	1,734	1,723	1,720	1,688	1,701	1,677	1,650	1,623	6,865	6,651
Fee income	9	9	9	10	10	10	9	10	37	39
Losses and loss adjustment expenses
Current accident year before catastrophes	990	1,009	994	968	946	969	938	913	3,961	3,766
Current accident year catastrophes [5]	(21)	270	63	71	33	43	80	44	383	200
Prior accident year development [1]	(34)	(3)	—	15	20	22	6	(20)	(22)	28
Total losses and loss adjustment expenses	935	1,276	1,057	1,054	999	1,034	1,024	937	4,322	3,994
Amortization of DAC	255	253	252	249	246	243	242	242	1,009	973
Underwriting expenses	353	348	324	323	315	303	307	305	1,348	1,230
Dividends to policyholders [2]	24	4	3	4	3	4	4	4	35	15
Underwriting gain (loss)	176	(149)	93	68	148	103	82	145	188	478
Net servicing income (loss)	(1)	1	1	—	—	2	—	—	1	2
Net investment income	225	241	240	243	243	239	226	209	949	917
Net realized capital gains (losses)	47	13	32	11	(18)	39	25	(33)	103	13
Other income (expenses)	1	(1)	—	1	1	(3)	—	1	1	(1)
Income before income taxes	448	105	366	323	374	380	333	322	1,242	1,409
Income tax expense [3]	162	15	108	92	110	112	96	97	377	415
Net income	286	90	258	231	264	268	237	225	865	994
Less: Net realized capital gains (losses), excluded from core earnings, before tax	45	12	32	11	(17)	39	25	(32)	100	15
Less: Income tax (expense) benefit [3] [4]	(41)	(3)	(12)	(4)	7	(14)	(9)	11	(60)	(5)
Core earnings	$282	$81	$238	$224	$274	$243	$221	$246	$825	$984

[1]	For further information, see Commercial Lines Income Statements (continued), page 12.

[2]
The three months ended December 31, 2017 included a $21 increase in policyholder dividends given the emergence of favorable workers' compensation loss experience that has increased the profitability of certain customer accounts.

[3]
The three months and year ended December 31, 2017 includes $25 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[4]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[5]	Current accident year catastrophe losses of ($21) in the three months ended December 31, 2017 were primarily due to reducing the estimate of incurred losses for Hurricane Irma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Auto liability	$(3)	$—	$—	$20	$38	$18	$(8)	$9	$17	$57
Professional liability	1	—	—	—	(2)	(2)	—	(33)	1	(37)
Package business	(3)	(22)	—	—	15	(2)	7	45	(25)	65
General liability	1	—	—	10	(2)	1	34	32	11	65
Bond	22	20	—	(10)	(2)	—	—	(6)	32	(8)
Workers’ compensation	(50)	(9)	—	(20)	(32)	(4)	(4)	(79)	(79)	(119)
Workers' compensation discount accretion	7	5	8	8	7	7	7	7	28	28
Catastrophes	1	1	(2)	—	—	(3)	1	(2)	—	(4)
Uncollectible reinsurance	(15)	—	—	—	—	—	(30)	—	(15)	(30)
Other reserve re-estimates, net	5	2	(6)	7	(2)	7	(1)	7	8	11
Total prior accident year development	$(34)	$(3)	$—	$15	$20	$22	$6	$(20)	$(22)	$28

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
UNDERWRITING GAIN (LOSS)	$176	$(149)	$93	$68	$148	$103	$82	$145	$188	$478
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	57.1	58.6	57.8	57.3	55.6	57.8	56.8	56.3	57.7	56.6
Current accident year catastrophes	(1.2)	15.7	3.7	4.2	1.9	2.6	4.8	2.7	5.6	3.0
Prior accident year development	(2.0)	(0.2)	—	0.9	1.2	1.3	0.4	(1.2)	(0.3)	0.4
Total losses and loss adjustment expenses	53.9	74.1	61.5	62.4	58.7	61.7	62.1	57.7	63.0	60.1
Expenses	34.5	34.4	33.0	33.3	32.4	32.0	32.7	33.1	33.8	32.5
Policyholder dividends	1.4	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.5	0.2
Combined ratio	89.9	108.6	94.6	96.0	91.3	93.9	95.0	91.1	97.3	92.8
Current accident year catastrophes and prior accident year development	(3.2)	15.5	3.7	5.1	3.1	3.9	5.2	1.5	5.3	3.4
Underlying combined ratio	93.0	93.2	90.9	90.9	88.2	90.0	89.8	89.6	92.0	89.4

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	83.9	101.5	90.4	91.7	90.5	89.0	92.2	89.4	91.9	90.3
Current accident year catastrophes	(1.2)	15.9	3.2	4.7	1.8	1.4	5.0	3.2	5.7	2.8
Prior accident year development	(2.7)	(3.5)	—	(0.3)	2.8	0.9	0.3	(0.5)	(1.6)	0.9
Underlying combined ratio	87.8	89.2	87.2	87.3	86.0	86.8	86.9	86.7	87.8	86.6
MIDDLE MARKET
Combined ratio	94.2	119.7	99.8	100.4	92.0	99.4	99.8	98.3	103.5	97.4
Current accident year catastrophes	(1.5)	21.1	5.5	5.2	3.0	5.2	6.4	3.0	7.5	4.4
Prior accident year development	(3.2)	1.5	(0.5)	1.4	0.1	1.0	1.5	3.4	(0.2)	1.5
Underlying combined ratio	98.9	97.0	94.9	93.8	88.9	93.1	91.9	92.0	96.2	91.5
SPECIALTY COMMERCIAL
Combined ratio	100.5	99.4	97.6	101.3	88.8	94.0	92.8	76.4	99.7	88.0
Current accident year catastrophes	—	—	0.2	—	—	0.5	0.1	—	0.1	0.2
Prior accident year development	0.9	0.8	1.5	3.9	(6.0)	(0.1)	(2.7)	(17.8)	1.8	(6.7)
Underlying combined ratio	99.6	98.6	95.9	97.5	94.8	93.7	95.4	94.3	97.8	94.5

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
WRITTEN PREMIUMS
Small Commercial	$882	$905	$936	$986	$846	$866	$883	$926	$3,709	$3,521
Middle Market	628	584	566	592	607	590	578	568	2,370	2,343
Specialty Commercial	206	201	192	232	200	207	197	222	831	826
National Accounts	87	84	71	99	81	89	79	101	341	350
Financial Products	61	59	58	61	62	62	59	60	239	243
Bond	51	51	52	53	50	51	48	44	207	193
Other Specialty	7	7	11	19	7	5	11	17	44	40
Other	11	12	12	11	11	10	11	10	46	42
Total	$1,727	$1,702	$1,706	$1,821	$1,664	$1,673	$1,669	$1,726	$6,956	$6,732
EARNED PREMIUMS
Small Commercial	$923	$919	$914	$890	$894	$880	$854	$839	$3,646	$3,467
Middle Market	594	585	587	583	590	586	584	574	2,349	2,334
Specialty Commercial	206	208	207	203	207	201	201	199	824	808
National Accounts	85	84	85	86	87	82	85	85	340	339
Financial Products	60	62	60	60	61	60	62	61	242	244
Bond	51	51	51	47	48	49	46	45	200	188
Other Specialty	10	11	11	10	11	10	8	8	42	37
Other	11	11	12	12	10	10	11	11	46	42
Total	$1,734	$1,723	$1,720	$1,688	$1,701	$1,677	$1,650	$1,623	$6,865	$6,651

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$155	$140	$147	$154	$145	$146	$139	$146	$596	$576
Middle Market	$137	$112	$107	$128	$133	$99	$124	$103	$484	$459
Renewal Price Increases [1]
Standard Commercial Lines - Written	2.9%	3.3%	3.5%	3.2%	2.2%	2.0%	2.2%	2.2%	3.2%	2.2%
Standard Commercial Lines - Earned	3.3%	3.1%	2.7%	2.4%	2.3%	2.2%	2.4%	2.5%	2.9%	2.3%
Policy Count Retention [1]
Small Commercial [2]	83%	83%	83%	85%	85%	85%	84%	84%	84%	84%
Middle Market	79%	76%	75%	80%	76%	76%	75%	74%	78%	75%
Middle Market - normalized [2]					80%	80%	79%	79%
Policies in Force (in thousands)
Small Commercial	1,272	1,274	1,278	1,281	1,280	1,279	1,253	1,245
Middle Market	66	67	66	66	66	66	67	69

[1]	Excludes Maxum, Middle Market specialty programs and livestock lines of business.

[2]
Normalized 2016 retention rate for the effect of including certain low premium policies transferred from Middle Market to Small Commercial. The transfer did not have a significant impact on policy count retention in Small Commercial.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Written premiums	$823	$924	$925	$889	$892	$1,000	$992	$953	$3,561	$3,837
Change in unearned premium reserve	(82)	3	(5)	(45)	(75)	20	16	(22)	(129)	(61)
Earned premiums	905	921	930	934	967	980	976	975	3,690	3,898
Fee income	11	11	11	11	10	10	10	9	44	39
Losses and loss adjustment expenses
Current accident year before catastrophes	625	663	652	644	768	719	689	632	2,584	2,808
Current accident year catastrophes [4]	200	82	92	79	28	37	104	47	453	216
Prior accident year development [1]	(25)	2	(10)	(4)	20	3	76	52	(37)	151
Total losses and loss adjustment expenses	800	747	734	719	816	759	869	731	3,000	3,175
Amortization of DAC	73	76	79	81	84	86	89	89	309	348
Underwriting expenses	156	146	141	138	142	147	151	163	581	603
Underwriting gain (loss)	(113)	(37)	(13)	7	(65)	(2)	(123)	1	(156)	(189)
Net servicing income	5	4	4	3	5	6	5	4	16	20
Net investment income	34	36	35	36	36	35	33	31	141	135
Net realized capital gains (losses)	6	2	5	2	(2)	5	4	(5)	15	2
Other income (expense)	—	3	(1)	(1)	(2)	2	—	—	1	—
Income (loss) before income taxes	(68)	8	30	47	(28)	46	(81)	31	17	(32)
Income tax expense (benefit) [2]	6	—	6	14	(13)	13	(31)	8	26	(23)
Net income (loss)	(74)	8	24	33	(15)	33	(50)	23	(9)	(9)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	7	2	5	2	(2)	5	4	(5)	16	2
Less: Income tax (expense) benefit [2] [3]	(35)	(1)	(1)	(1)	1	(1)	(2)	2	(38)	—
Core earnings (losses)	$(46)	$7	$20	$32	$(14)	$29	$(52)	$26	$13	$(11)
[1] For further information, see Personal Lines Income Statements (continued), page 16.
[2] The three months and year ended December 31, 2017 includes $33 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.
[3] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.
[4] Catastrophe losses for the three months ended December 31. 2017 included losses from California wildfires of $253 and an estimated reinsurance recoverable of $47 on the Company's property catastrophe aggregate treaty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Auto liability	$—	$—	$—	$—	$20	$—	$75	$65	$—	$160
Homeowners	(14)	—	—	—	(6)	1	1	(6)	(14)	(10)
Catastrophes	(5)	—	(8)	(3)	—	1	1	(5)	(16)	(3)
Other reserve re-estimates, net	(6)	2	(2)	(1)	6	1	(1)	(2)	(7)	4
Total prior accident year development	$(25)	$2	$(10)	$(4)	$20	$3	$76	$52	$(37)	$151

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
UNDERWRITING GAIN (LOSS)	$(113)	$(37)	$(13)	$7	$(65)	$(2)	$(123)	$1	$(156)	$(189)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	69.1	72.0	70.1	69.0	79.4	73.4	70.6	64.8	70.0	72.0
Current accident year catastrophes	22.1	8.9	9.9	8.5	2.9	3.8	10.7	4.8	12.3	5.5
Prior accident year development	(2.8)	0.2	(1.1)	(0.4)	2.1	0.3	7.8	5.3	(1.0)	3.9
Total losses and loss adjustment expenses	88.4	81.1	78.9	77.0	84.4	77.4	89.0	75.0	81.3	81.5
Expenses	24.1	22.9	22.5	22.3	22.3	22.8	23.6	24.9	22.9	23.4
Combined ratio	112.5	104.0	101.4	99.3	106.7	100.2	112.6	99.9	104.2	104.8
Current accident year catastrophes and prior accident year development	19.3	9.1	8.8	8.1	5.0	4.1	18.5	10.1	11.3	9.4
Underlying combined ratio	93.1	94.9	92.6	91.2	101.8	96.1	94.2	89.7	93.0	95.4
PRODUCT
Automobile
Combined ratio	101.7	106.3	100.8	97.5	118.1	104.8	117.0	106.6	101.6	111.6
Current accident year catastrophes	0.7	4.8	2.3	1.4	0.6	1.8	3.5	1.2	2.3	1.8
Prior accident year development	(0.7)	—	(0.6)	(0.4)	3.8	(0.1)	10.8	9.3	(0.4)	5.9
Underlying combined ratio	101.7	101.6	99.1	96.6	113.6	103.1	102.7	96.2	99.7	103.9
Homeowners
Combined ratio	137.4	97.9	103.4	103.4	80.9	89.2	102.4	84.7	110.4	89.3
Current accident year catastrophes	71.9	18.6	28.0	24.9	8.1	8.3	27.4	13.1	35.6	14.2
Prior accident year development	(7.3)	0.4	(2.1)	(0.4)	(1.9)	1.2	0.8	(3.5)	(2.3)	(0.8)
Underlying combined ratio	72.8	78.9	77.6	78.9	74.7	79.6	74.2	75.1	77.1	75.9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$644	$735	$729	$687	$665	$762	$752	$711	$2,795	$2,890
AARP Agency	79	79	80	86	95	95	92	92	324	374
Other Agency	90	100	104	105	121	131	135	136	399	523
Other	10	10	12	11	11	12	13	14	43	50
Total	$823	$924	$925	$889	$892	$1,000	$992	$953	$3,561	$3,837
EARNED PREMIUMS
AARP Direct	$709	$713	$711	$708	$728	$731	$723	$715	$2,841	$2,897
AARP Agency	83	88	89	92	95	94	94	92	352	375
Other Agency	102	108	117	123	133	140	147	153	450	573
Other	11	12	13	11	11	15	12	15	47	53
Total	$905	$921	$930	$934	$967	$980	$976	$975	$3,690	$3,898
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$578	$636	$638	$645	$627	$691	$686	$690	$2,497	$2,694
Homeowners	245	288	287	244	265	309	306	263	1,064	1,143
Total	$823	$924	$925	$889	$892	$1,000	$992	$953	$3,561	$3,837
EARNED PREMIUMS
Automobile	$634	$644	$652	$654	$676	$686	$680	$678	$2,584	$2,720
Homeowners	271	277	278	280	291	294	296	297	1,106	1,178
Total	$905	$921	$930	$934	$967	$980	$976	$975	$3,690	$3,898

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$35	$37	$38	$42	$48	$70	$83	$110	$152	$311
Homeowners	$9	$11	$12	$12	$12	$18	$21	$23	$44	$74
Renewal Written Price Increases
Automobile	11.3%	11.8%	10.4%	10.3%	9.6%	8.0%	6.9%	6.1%	11.0%	7.6%
Homeowners	9.0%	8.5%	9.1%	8.9%	8.5%	8.3%	7.3%	8.1%	8.9%	8.0%
Renewal Earned Price Increases
Automobile	10.8%	10.1%	9.1%	8.2%	7.1%	6.4%	5.9%	5.7%	9.6%	6.3%
Homeowners	8.8%	8.7%	8.5%	8.2%	8.0%	7.8%	7.5%	7.2%	8.5%	7.6%
Policy Count Retention
Automobile	80%	80%	81%	82%	83%	84%	84%	84%	81%	84%
Homeowners	83%	83%	83%	82%	83%	84%	84%	84%	83%	84%
Premium Retention
Automobile	87%	87%	88%	88%	89%	88%	88%	87%	88%	88%
Homeowners	89%	89%	90%	88%	90%	89%	89%	90%	89%	89%
Policies in Force (in thousands)
Automobile	1,702	1,768	1,839	1,905	1,965	2,016	2,053	2,073
Homeowners	1,038	1,071	1,109	1,144	1,176	1,208	1,239	1,262

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA - AUTOMOBILE

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium by Distribution
AARP Direct	$31	$33	$32	$33	$35	$52	$62	$84	$129	$233
AARP Agency	3	3	4	6	9	12	14	17	16	52
Other Agency	1	1	2	3	4	6	6	8	7	24
Other	—	—	—	—	—	—	1	1	—	2
Total	$35	$37	$38	$42	$48	$70	$83	$110	$152	$311
Policy Count Retention by Distribution
AARP Direct	82%	82%	84%	83%	85%	86%	86%	86%	83%	86%
AARP Agency	67%	66%	70%	74%	79%	78%	78%	78%	69%	78%
Other Agency [1]	73%	73%	75%	76%	79%	78%	78%	80%	74%	79%
Total	80%	80%	81%	82%	83%	84%	84%	84%	81%	84%

[1]
Includes policies that are available to renew on either a six or twelve month policy term. The policy retention represents the percentage of policies that renewed since the last policy term and is not annualized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Written premiums	$—	$—	$—	$—	$(1)	$—	$—	$—	$—	$(1)
Change in unearned premium reserve	—	—	—	—	(1)	—	—	—	—	(1)
Earned premiums	—	—	—	—	—	—	—	—	—	—
Losses and loss adjustment expenses
Prior accident year development	17	—	—	1	8	—	269	1	18	278
Total losses and loss adjustment expenses	17	—	—	1	8	—	269	1	18	278
Underwriting expenses	3	3	3	5	(1)	7	6	7	14	19
Underwriting loss	(20)	(3)	(3)	(6)	(7)	(7)	(275)	(8)	(32)	(297)
Net investment income	22	26	27	31	31	31	33	32	106	127
Net realized capital gains (losses)	4	1	5	4	(26)	(47)	6	(3)	14	(70)
Loss on reinsurance transaction	—	—	—	—	650	—	—	—	—	650
Other income	1	2	—	2	2	2	—	2	5	6
Income (loss) before income taxes	7	26	29	31	(650)	(21)	(236)	23	93	(884)
Income tax expense (benefit)	—	8	9	7	(227)	(52)	(82)	6	24	(355)
Net income (loss)	7	18	20	24	(423)	31	(154)	17	69	(529)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	4	2	4	4	(26)	(47)	6	(3)	14	(70)
Less: Loss on reinsurance transaction, before tax	—	—	—	—	(650)	—	—	—	—	(650)
Less: Income tax (expense) benefit [1]	(1)	(2)	(2)	(1)	238	59	(6)	1	(6)	292
Core earnings (losses)	$4	$18	$18	$21	$15	$19	$(154)	$19	$61	$(101)

[1]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Earned premiums	$1,162	$803	$805	$816	$788	$792	$790	$778	$3,586	$3,148
Fee income	34	19	19	19	20	20	18	17	91	75
Net investment income	103	95	88	95	95	95	88	88	381	366
Net realized capital gains	4	9	13	8	8	19	16	2	34	45
Total revenues	1,303	926	925	938	911	926	912	885	4,092	3,634
Benefits, losses and loss adjustment expenses	910	614	628	651	620	642	634	618	2,803	2,514
Amortization of DAC	9	8	8	8	8	8	7	8	33	31
Insurance operating costs and other expenses	298	204	193	220	196	190	196	194	915	776
Amortization of other intangible assets	9	—	—	—	—	—	—	—	9	—
Total benefits, losses and expenses	1,226	826	829	879	824	840	837	820	3,760	3,321
Income before income taxes	77	100	96	59	87	86	75	65	332	313
Income tax (benefit) expense [1]	(32)	29	27	14	24	24	20	15	38	83
Net income [2]	109	71	69	45	63	62	55	50	294	230
Less: Net realized capital gains excluded from core earnings, before tax	4	7	13	7	7	17	15	2	31	41
Less: Integration and transaction costs associated with acquired business, before tax	(17)	—	—	—	—	—	—	—	(17)	—
Less: Income tax benefit (expense) [1] [3]	55	(2)	(5)	(2)	(3)	(6)	(6)	—	46	(15)
Core earnings [2]	$67	$66	$61	$40	$59	$51	$46	$48	$234	$204
Margin
Net income margin	8.4%	7.7%	7.5%	4.9%	6.9%	6.7%	6.0%	5.7%	7.2%	6.3%
Core earnings margin *	5.2%	7.2%	6.7%	4.3%	6.5%	5.6%	5.1%	5.5%	5.8%	5.7%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI) [4]	10.5%	11.6%	11.0%	10.7%	11.1%	9.3%	8.2%	8.3%
Less: Net realized capital gains (losses) excluded from core earnings, before tax	1.2%	1.7%	2.2%	2.4%	2.2%	1.5%	0.3%	(0.5)%
Less: Integration costs	(0.7)%	—%	—%	—%	—%	—%	—%	—%
Less: Income tax benefit (expense) [1] [3]	1.8%	(0.6)%	(0.8)%	(0.9)%	(0.8)%	(0.5)%	(0.1)%	0.2%
Less: Impact of AOCI, excluded from Core ROE	(0.4)%	(1.5)%	(1.5)%	(1.0)%	(0.9)%	(1.4)%	(1.4)%	(1.6)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) [4]	8.6%	12.0%	11.1%	10.2%	10.6%	9.7%	9.4%	10.2%

[1]
Three months and year ended December 31, 2017 includes $52 of income tax benefit primarily from reducing net deferred tax liabilities due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[2]	The three months and year ended December 31, 2017 include two months of results from Aetna's U.S. group life and disability business due to the acquisition that occurred on November 1, 2017.

[3]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[4]
ROE - Net income and ROE - Core earnings for Group Benefits assumes a portion of debt and interest expense accounted for within Corporate is allocated to Group Benefits. For further information, see Appendix, page 35.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
PREMIUMS [2]
Fully insured ongoing premiums
Group disability	$539	$368	$360	$364	$359	$360	$363	$352	$1,631	$1,434
Group life	567	382	391	386	377	381	376	369	1,726	1,503
Other	55	53	51	55	52	51	51	51	214	205
Total fully insured ongoing premiums	1,161	803	802	805	788	792	790	772	3,571	3,142
Total buyouts [1]	1	—	3	11	—	—	—	6	15	6
Total premiums	$1,162	$803	$805	$816	$788	$792	$790	$778	$3,586	$3,148
SALES (GROSS ANNUALIZED NEW PREMIUMS) [2]
Fully insured ongoing sales
Group disability	$77	$43	$32	$87	$25	$30	$45	$84	$239	$184
Group life	22	20	33	115	15	26	31	149	190	221
Other	4	5	2	9	3	5	4	33	20	45
Total fully insured ongoing sales	103	68	67	211	43	61	80	266	449	450
Total buyouts [1]	1	—	3	11	—	—	—	6	15	6
Total sales	$104	$68	$70	$222	$43	$61	$80	$272	$464	$456
RATIOS, EXCLUDING BUYOUTS [2]
Group disability loss ratio	72.9%	73.0%	78.9%	82.9%	84.0%	79.4%	79.9%	82.4%	76.5%	81.4%
Group life loss ratio	80.2%	77.7%	74.2%	73.1%	70.6%	80.0%	78.1%	73.8%	76.7%	75.7%
Total loss ratio	76.1%	74.7%	76.1%	77.7%	76.7%	79.1%	78.5%	77.6%	76.1%	78.0%
Expense ratio [3]	25.0%	25.8%	24.5%	27.7%	25.2%	24.4%	25.1%	25.6%	25.7%	25.1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	The three months and year ended December 31, 2017 include two months of results from Aetna's U.S. group life and disability business due to the acquisition that occurred on November 1, 2017.

[3]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Investment management fees	$179	$172	$162	$155	$150	$145	$140	$135	$668	$570
Shareholder servicing fees	20	22	25	23	22	20	20	20	90	82
Other revenue	11	10	14	14	12	13	13	12	49	50
Total revenues	210	204	201	192	184	178	173	167	807	702
Sub-advisory	65	63	60	56	54	52	50	48	244	204
Employee compensation and benefits	27	28	28	28	27	26	24	24	111	101
Distribution and service	43	42	44	43	42	40	39	39	172	160
General, administrative and other [3]	19	31	31	30	34	29	28	25	111	116
Total expenses	154	164	163	157	157	147	141	136	638	581
Income before income taxes	56	40	38	35	27	31	32	31	169	121
Income tax expense [2]	23	14	14	12	10	10	12	11	63	43
Net income	$33	$26	$24	$23	$17	$21	$20	$20	$106	$78
Less: Income tax expense [2]	(4)	—	—	—	—	—	—	—	(4)	—
Core earnings	$37	$26	$24	$23	$17	$21	$20	$20	$110	$78
Daily Average Total Mutual Funds segment AUM	$113,830	$109,640	$105,625	$101,114	$95,935	$93,753	$91,289	$87,192	$107,593	$92,042
Return on assets (bps, after-tax) [1]
Net income	11.5	9.5	9.2	9.2	7.4	8.5	8.9	9.3	9.9	8.5
Core earnings	12.8	9.5	9.2	9.2	7.4	8.5	8.9	9.3	10.2	8.5
ROE
Net income (net income last 12 months to stockholders' equity including AOCI) [4]	40.9%	34.3%	33.0%	32.0%	31.5%	33.1%	34.1%	35.4%
Less: Income tax expense [2]	(1.6)%	—%	—%	—%	—%	—%	—%	—%
Less: Impact of AOCI, excluded from Core ROE	(0.1)%	(0.3)%	(0.3)%	—%	0.1%	(0.2)%	(0.2)%	(0.2)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) [4]	42.6%	34.6%	33.3%	32.0%	31.4%	33.3%	34.3%	35.6%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points.

[2]
Three months and year ended December 31, 2017 includes $4 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[3]	The three months and year ended December 31, 2017 include a state tax benefit of $11.

[4]
ROE - Net income and ROE - Core earnings for Mutual Funds assumes a portion of debt and interest expense accounted for within Corporate is allocated to Mutual Funds. For further information, see Appendix, page 35.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Equity
Beginning balance	$61,163	$58,047	$54,683	$50,826	$48,476	$46,808	$46,455	$47,369	$50,826	$47,369
Sales	3,060	3,630	4,076	3,987	2,970	2,722	2,324	3,069	14,753	11,085
Redemptions	(3,276)	(2,944)	(3,269)	(3,587)	(3,959)	(3,138)	(2,974)	(2,853)	(13,076)	(12,924)
Net flows	(216)	686	807	400	(989)	(416)	(650)	216	1,677	(1,839)
Change in market value and other	2,793	2,430	2,557	3,457	3,339	2,084	1,003	(1,130)	11,237	5,296
Ending balance	$63,740	$61,163	$58,047	$54,683	$50,826	$48,476	$46,808	$46,455	$63,740	$50,826
Fixed Income
Beginning balance	$14,454	$14,286	$13,973	$13,301	$12,864	$12,491	$12,389	$12,625	$13,301	$12,625
Sales	771	866	1,079	1,930	1,204	1,027	843	918	4,646	3,992
Redemptions	(966)	(861)	(900)	(1,406)	(1,121)	(888)	(1,012)	(1,432)	(4,133)	(4,453)
Net flows	(195)	5	179	524	83	139	(169)	(514)	513	(461)
Change in market value and other	142	163	134	148	354	234	271	278	587	1,137
Ending balance	$14,401	$14,454	$14,286	$13,973	$13,301	$12,864	$12,491	$12,389	$14,401	$13,301
Multi-Strategy Investments [1]
Beginning balance	$19,571	$18,923	$18,142	$17,171	$16,564	$15,642	$14,775	$14,419	$17,171	$14,419
Sales	993	868	1,093	1,301	1,279	1,147	920	712	4,255	4,058
Redemptions	(751)	(792)	(765)	(892)	(882)	(676)	(520)	(600)	(3,200)	(2,678)
Net flows	242	76	328	409	397	471	400	112	1,055	1,380
Change in market value and other	656	572	453	562	210	451	467	244	2,243	1,372
Ending balance	$20,469	$19,571	$18,923	$18,142	$17,171	$16,564	$15,642	$14,775	$20,469	$17,171
Mutual Fund AUM
Beginning balance	$95,188	$91,256	$86,798	$81,298	$77,904	$74,941	$73,619	$74,413	$81,298	$74,413
Sales	4,824	5,364	6,248	7,218	5,453	4,896	4,087	4,699	23,654	19,135
Redemptions	(4,993)	(4,597)	(4,934)	(5,885)	(5,962)	(4,702)	(4,506)	(4,885)	(20,409)	(20,055)
Net flows	(169)	767	1,314	1,333	(509)	194	(419)	(186)	3,245	(920)
Change in market value and other	3,591	3,165	3,144	4,167	3,903	2,769	1,741	(608)	14,067	7,805
Ending balance	98,610	95,188	91,256	86,798	81,298	77,904	74,941	73,619	98,610	81,298
Exchange-Traded Products ("ETP") AUM	480	409	325	278	209	210			480	209
Mutual Funds segment AUM before life and annuity run-off business held for sale	99,090	95,597	91,581	87,076	81,507	78,114	74,941	73,619	99,090	81,507
Life and annuity run-off business held for sale	16,260	16,127	16,098	16,123	16,010	16,387	16,482	16,795	16,260	16,010
Total Mutual Funds segment AUM	$115,350	$111,724	$107,679	$103,199	$97,517	$94,501	$91,423	$90,414	$115,350	$97,517
[1] Includes balanced, allocation, and alternative investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Fee income	$2	$1	$—	$1	$—	$2	$—	$1	$4	$3
Net investment income	9	5	5	4	7	7	6	11	23	31
Net realized capital gains (losses)	(1)	1	—	(1)	(95)	(2)	(1)	(2)	(1)	(100)
Total revenues	10	7	5	4	(88)	7	5	10	26	(66)
Benefits, losses and loss adjustment expenses [1]	31	—	—	—	—	—	—	—	31	—
Insurance operating costs and other expenses [2]	(1)	26	16	18	19	22	21	25	59	87
Pension settlement	—	—	750	—	—	—	—	—	750	—
Interest expense	78	79	79	80	79	83	82	83	316	327
Total expenses	108	105	845	98	98	105	103	108	1,156	414
Loss from continuing operations before income taxes	(98)	(98)	(840)	(94)	(186)	(98)	(98)	(98)	(1,130)	(480)
Income tax expense (benefit) [3]	821	(30)	(293)	(41)	(145)	(34)	(89)	(61)	457	(329)
Loss from continuing operations, net of tax	(919)	(68)	(547)	(53)	(41)	(64)	(9)	(37)	(1,587)	(151)
(Loss) income from discontinued operations,net of tax [4]	(3,145)	89	112	75	54	87	117	25	(2,869)	283
Net (loss) income	(4,064)	21	(435)	22	13	23	108	(12)	(4,456)	132
Less: Net realized capital gains (losses) excluded from core losses, before tax	(1)	2	(1)	(1)	(96)	1	(2)	(3)	(1)	(100)
Less: Pension settlement, before tax	—	—	(750)	—	—	—	—	—	(750)	—
Less: Income tax (expense) benefit [3]	(867)	(2)	262	—	112	(2)	54	27	(607)	191
Less: (Loss) income from discontinued operations, after-tax [4]	(3,145)	89	112	75	54	87	117	25	(2,869)	283
Core losses	$(51)	$(68)	$(58)	$(52)	$(57)	$(63)	$(61)	$(61)	$(229)	$(242)

[1]	Benefits incurred relates to life and annuity business retained by the Company.

[2]	The three months and year ended December 31, 2017 include a state tax benefit of $8.

[3]
The three months and year ended December 31, 2017 include $867 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[4]	The three months and year ended December 31, 2017 include an estimated loss on sale of $3.3 billion related to the pending sale of the Company's life and annuity run-off business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Net Investment Income
Fixed maturities [1]
Taxable	$226	$224	$224	$221	$231	$224	$224	$227	$895	$906
Tax-exempt	105	103	102	98	101	104	103	105	408	413
Total fixed maturities	331	327	326	319	332	328	327	332	1,303	1,319
Equity securities, available-for-sale	10	4	5	5	6	4	4	8	24	22
Mortgage loans	33	31	30	30	32	28	28	28	124	116
Limited partnerships and other alternative investments [2]	29	48	39	58	46	46	27	9	174	128
Other [3]	10	13	11	15	11	15	16	9	49	51
Subtotal	413	423	411	427	427	421	402	386	1,674	1,636
Investment expense	(19)	(19)	(16)	(17)	(15)	(14)	(15)	(15)	(71)	(59)
Total net investment income	$394	$404	$395	$410	$412	$407	$387	$371	$1,603	$1,577
Annualized investment yield, before tax [4]	3.8%	4.1%	4.1%	4.2%	4.3%	4.1%	3.9%	3.7%	4.0%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	7.3%	12.8%	10.1%	15.5%	12.2%	12.7%	7.1%	2.3%	12.0%	8.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.7%	3.8%	3.8%	3.8%	4.0%	3.8%	3.8%	3.8%	3.7%	3.8%
Annualized investment yield, after-tax [4]	2.8%	3.0%	3.0%	3.1%	3.1%	3.0%	2.9%	2.7%	3.0%	2.9%
Average reinvestment rate [5]	3.3%	3.4%	3.5%	3.5%	3.7%	3.2%	3.1%	3.8%	3.5%	3.5%
Average sales/maturities yield [6]	3.3%	4.1%	3.7%	3.6%	3.6%	3.9%	3.8%	4.4%	3.7%	3.9%
Portfolio duration (in years) [7]	5.2	5.0	5.0	5.1	5.0	5.0	5.1	5.2	5.2	5.0

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives amortized cost.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Net Investment Income
Fixed maturities [1]
Taxable	$158	$169	$169	$168	$176	$166	$168	$169	$664	$679
Tax-exempt	81	81	81	78	81	82	82	84	321	329
Total fixed maturities	239	250	250	246	257	248	250	253	985	1,008
Equity securities, available-for-sale	4	4	4	4	4	3	3	4	16	14
Mortgage loans	24	22	21	21	20	20	19	19	88	78
Limited partnerships and other alternative investments [2]	23	34	32	45	36	36	23	6	134	101
Other [3]	6	7	8	8	6	9	9	2	29	26
Subtotal	296	317	315	324	323	316	304	284	1,252	1,227
Investment expense	(15)	(14)	(13)	(14)	(13)	(11)	(12)	(12)	(56)	(48)
Total net investment income	$281	$303	$302	$310	$310	$305	$292	$272	$1,196	$1,179
Annualized investment yield, before tax [4]	3.8%	4.0%	4.1%	4.2%	4.2%	4.1%	3.9%	3.7%	4.1%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.5%	10.4%	9.6%	13.6%	11.0%	11.4%	6.9%	1.7%	10.5%	7.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.7%	3.7%	3.8%	3.7%	3.9%	3.8%	3.8%	3.8%	3.8%	3.8%
Annualized investment yield, after-tax [4]	2.8%	2.9%	3.0%	3.1%	3.1%	3.0%	2.9%	2.7%	3.0%	2.9%
Average reinvestment rate [5]	3.2%	3.4%	3.5%	3.7%	3.6%	3.1%	3.1%	3.8%	3.5%	3.4%
Average sales/maturities yield [6]	3.6%	4.1%	3.8%	3.8%	3.8%	4.0%	3.9%	4.5%	3.8%	4.0%
Portfolio duration (in years) [7]	5.0	5.0	5.0	5.0	4.9	5.0	5.1	5.2	5.0	4.9
Footnotes [1] through [7] are explained on page 27.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Net Investment Income
Fixed maturities [1]
Taxable	$63	$50	$50	$49	$50	$51	$51	$51	$212	$203
Tax-exempt	24	21	21	20	21	22	21	21	86	85
Total fixed maturities	87	71	71	69	71	73	72	72	298	288
Equity securities, available-for-sale	1	—	—	—	—	—	—	—	1	—
Mortgage loans	9	9	9	10	12	9	9	9	37	39
Limited partnerships and other alternative investments [2]	6	14	7	13	10	10	4	3	40	27
Other [3]	4	5	4	6	5	6	6	7	19	24
Subtotal	107	99	91	98	98	98	91	91	395	378
Investment expense	(4)	(4)	(3)	(3)	(3)	(3)	(3)	(3)	(14)	(12)
Total net investment income	$103	$95	$88	$95	$95	$95	$88	$88	$381	$366
Annualized investment yield, before tax [4] [8]	3.8%	4.9%	4.5%	4.8%	4.8%	4.8%	4.4%	4.4%	4.4%	4.6%
Annualized limited partnerships and other alternative investment yield, before tax [4]	12.2%	29.4%	13.3%	28.9%	20.1%	21.5%	8.6%	6.8%	22.7%	14.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] [8]	3.7%	4.3%	4.3%	4.3%	4.5%	4.4%	4.3%	4.3%	4.0%	4.4%
Annualized investment yield, after-tax [4]	2.8%	3.5%	3.3%	3.5%	3.5%	3.4%	3.2%	3.2%	3.1%	3.3%
Average reinvestment rate [5]	3.4%	3.6%	3.6%	3.6%	3.7%	3.3%	3.3%	4.0%	3.5%	3.6%
Average sales/maturities yield [6] [9]	2.9%	4.3%	3.9%	4.0%	3.5%	4.4%	3.8%	4.1%	3.4%	3.9%
Portfolio duration (in years) [7]	6.3	6.0	6.0	5.9	5.9	6.1	6.2	6.2	6.3	5.9
Footnotes [1] through [7] are explained on page 27.

[8]
For the three months ended December 31, 2017, the decline in annualized investment yield is reflective of the acquisition of Aetna's U.S. group life and disability benefits business on November 1, 2017, which included the transfer in of fixed maturities, AFS at their prevailing market yields, consistent with GAAP purchase accounting requirements.

[9]
For the period ended December 31, 2017, the decline in average sales/maturities yield is reflective of a higher level of bond sales related to the rebalancing of the investment portfolio acquired as part of the purchase of Aetna's U.S. group life and disability benefits business on November 1, 2017.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income by Segment	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Net Investment Income
Commercial Lines	$225	$241	$240	$243	$243	$239	$226	$209	$949	$917
Personal Lines	34	36	35	36	36	35	33	31	141	135
P&C Other Operations	22	26	27	31	31	31	33	32	106	127
Total Property & Casualty	$281	$303	$302	$310	$310	$305	$292	$272	$1,196	$1,179
Group Benefits	103	95	88	95	95	95	88	88	381	366
Mutual Funds	1	1	—	1	—	—	1	—	3	1
Corporate	9	5	5	4	7	7	6	11	23	31
Total net investment income by segment	$394	$404	$395	$410	$412	$407	$387	$371	$1,603	$1,577
	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Total Property & Casualty	$23	$34	$32	$45	$36	$36	$23	$6	$134	$101
Group Benefits	6	14	7	13	10	10	4	3	40	27
Total net investment income from limited partnerships and other alternative investments [1]	$29	$48	$39	$58	$46	$46	$27	$9	$174	$128
[1] Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Net Realized Capital Gains (Losses)
Gross gains on sales	$91	$46	$77	$61	$37	$66	$63	$56	$275	$222
Gross losses on sales	(29)	(16)	(22)	(46)	(68)	(17)	(12)	(62)	(113)	(159)
Net impairment losses	(4)	(1)	(2)	(1)	(7)	(2)	(5)	(13)	(8)	(27)
Valuation allowances on mortgage loans	(1)	—	—	—	—	—	—	—	(1)	—
Transactional foreign currency revaluation	—	—	8	6	(50)	(5)	(23)	—	14	(78)
Non-qualifying foreign currency derivatives	—	—	(7)	(7)	53	5	20	5	(14)	83
Other net gains (losses) [1] [2]	3	(3)	1	11	(98)	(33)	7	(27)	12	(151)
Total net realized capital gains (losses)	$60	$26	$55	$24	$(133)	$14	$50	$(41)	$165	$(110)
Less: Realized gains, included in core earnings, before tax	1	1	2	1	1	(1)	2	—	5	2
Total net realized capital gains (losses) excluded from core earnings, before tax	59	25	53	23	(134)	15	48	(41)	160	(112)
Less: Impacts of tax	22	10	20	8	(128)	(36)	20	(15)	60	(159)
Total net realized capital gains (losses), net of tax, excluded from core earnings	$37	$15	$33	$15	$(6)	$51	$28	$(26)	$100	$47

[1]	Includes changes in value of non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration.

[2]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2017		Sept 30 2017		Jun 30 2017		Mar 31 2017		Dec 31 2016
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$45,146	100.0%	$42,246	100.0%	$42,085	100.0%	$40,864	100.0%	$39,757	100.0%
Asset-backed securities	$1,126	3.0%	$1,350	4.0%	$1,339	4.0%	$1,325	4.1%	$1,389	4.3%
Collateralized debt obligations	1,260	3.4%	1,402	4.1%	1,446	4.3%	1,262	3.9%	976	3.0%
Commercial mortgage-backed securities	3,336	8.9%	2,969	8.7%	2,907	8.7%	2,814	8.7%	2,790	8.7%
Corporate	12,804	34.7%	11,372	33.4%	11,265	33.4%	11,075	34.3%	10,973	34.1%
Foreign government/government agencies	1,110	3.0%	984	2.9%	922	2.7%	845	2.6%	826	2.6%
Municipal [2]	12,485	33.8%	11,203	32.9%	11,074	32.8%	10,608	32.9%	10,297	32.0%
Residential mortgage-backed securities	3,044	8.3%	2,590	7.7%	2,577	7.6%	2,418	7.5%	3,006	9.3%
U.S. Treasuries	1,799	4.9%	2,156	6.3%	2,190	6.5%	1,931	6.0%	1,925	6.0%
Total fixed maturities, available-for-sale	$36,964	100.0%	$34,026	100.0%	$33,720	100.0%	$32,278	100.0%	$32,182	100.0%
U.S. government/government agencies	$4,536	12.3%	$4,324	12.7%	$4,231	12.5%	$3,830	11.9%	$4,351	13.5%
AAA	6,072	16.4%	5,535	16.3%	5,525	16.4%	5,333	16.5%	5,319	16.5%
AA	7,810	21.1%	7,211	21.2%	7,355	21.8%	6,966	21.6%	6,621	20.6%
A	8,919	24.1%	7,906	23.2%	7,610	22.6%	7,227	22.4%	7,138	22.2%
BBB	7,931	21.5%	7,350	21.6%	7,172	21.2%	7,010	21.6%	6,894	21.4%
BB	1,005	2.7%	959	2.8%	1,085	3.2%	1,152	3.6%	1,089	3.4%
B	618	1.7%	595	1.7%	602	1.8%	607	1.9%	620	1.9%
CCC	69	0.2%	139	0.4%	132	0.4%	143	0.4%	146	0.5%
CC & below	4	—%	7	0.1%	8	0.1%	10	0.1%	4	—%
Total fixed maturities, available-for-sale	$36,964	100.0%	$34,026	100.0%	$33,720	100.0%	$32,278	100.0%	$32,182	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $8.9 billion in Property & Casualty and $3.4 billion in Group Benefits as of December 31, 2017.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
DECEMBER 31, 2017

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity and Equity Exposures by Sector, Available-for-sale
Financial services	$2,837	$2,923	6.5%
Utilities	2,117	2,210	4.9%
Technology and communications	1,719	1,817	4.0%
Consumer non-cyclical	1,745	1,792	4.0%
Energy [1]	1,089	1,130	2.5%
Capital goods	1,081	1,126	2.5%
Consumer cyclical	956	999	2.2%
Basic industry	566	598	1.3%
Transportation	560	578	1.3%
Other	607	643	1.4%
Total	$13,277	$13,816	30.6%
Top Ten Exposures by Issuer [2]
New York State Dormitory Authority	$306	$325	0.7%
New York City Transitional Finance Authority	270	287	0.6%
Commonwealth of Massachusetts	229	247	0.6%
State of California	220	237	0.5%
Goldman Sachs Group Inc.	197	200	0.4%
New York City Municipal Water Finance Authority	181	195	0.4%
Morgan Stanley	169	174	0.4%
JP Morgan Chase & Co.	167	173	0.4%
Apple Inc.	155	167	0.4%
Massachusetts St. Development Finance Agency	157	166	0.4%
Total	$2,051	$2,171	4.8%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, and Mutual Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. On July 29, 2016, the Company acquired Maxum Specialty Insurance Group ("Maxum") adding excess and surplus lines capability. Maxum's revenues and earnings since the acquisition date are included in the results of operations of the Company's Commercial Lines operating segment. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans. On November 1, 2017, Hartford Life and Accident Insurance Company (HLA), a wholly owned subsidiary of the Company, completed the acquisition of Aetna's U.S. group life and disability insurance business through a reinsurance transaction. Aetna's group life and disability revenue and earnings since the acquisition date are included in the operating results of the Company's Group Benefits reporting segment.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels. On July 29, 2016, the Company acquired Lattice Strategies LLC ("Lattice"), an investment management firm and provider of strategic beta exchange-traded products. Lattice's revenues and earnings since the acquisition date are included in the results of operations of the Company's Mutual Funds operating segment.
Corporate includes discontinued operations from the Company's life and annuity run-off business accounted for as held for sale, reserves for structured settlement and terminal funding agreement liabilities retained, capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the underlying performance of the Company’s businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, integration and transaction costs in connection with an acquired business, pension settlements, loss on extinguishment of debt, gains and losses on reinsurance transactions, income tax benefit from reduction in deferred income tax valuation allowance, impact of tax reform on net deferred tax assets, and results of discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income (loss) is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of the Company’s business. Therefore, the Company believes that it is useful for investors to evaluate both net income (loss) and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book Value per Diluted Share is a U.S. GAAP financial measure that represents a per share assessment of the value of a company's equity. It is calculated by dividing (a) common stockholders' equity by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share to enable investors to assess the value of the Company’s equity. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. The Company excludes AOCI in the calculation of ROE - core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of ROE - Net income to ROE - Core earnings is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
ROE - Net income	(20.6)%	2.7%	3.9%	5.4%	5.2%	7.6%	7.3%	8.3%
Less: Net realized capital gains (losses) excluded from core earnings, before tax	1.1%	(0.2)%	(0.2)%	(0.3)%	(0.6)%	0.1%	(0.1)%	(0.4)%
Less: Restructuring and other costs, before tax	—%	—%	—%	—%	—%	—%	—%	(0.1)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	—%	—%	—%	—%	(0.1)%
Less: Loss on reinsurance transactions, before tax	—%	(3.6)%	(3.6)%	(3.7)%	(3.8)%	—%	—%	—%
Less: Pension settlement, before tax	(4.9)%	(4.2)%	(4.2)%	—%	—%	—%	—%	—%
Less: Integration and transaction costs associated with an acquired business	(0.1)%	—%	—%	—%	—%	—%	—%	—%
Less: Income tax (expense) benefit on items not included in core earnings	(4.4)%	3.2%	3.5%	2.4%	2.7%	0.8%	1.0%	0.9%
Less: (Loss) Income from discontinued operations, after-tax	(18.9)%	1.8%	1.8%	1.9%	1.6%	1.5%	1.4%	2.0%
Less: Impact of AOCI, excluded from denominator of Core ROE	(0.1)%	(0.2)%	(0.3)%	—%	0.1%	(0.2)%	(0.1)%	(0.2)%
ROE - Core earnings	6.7%	5.9%	6.9%	5.1%	5.2%	5.4%	5.1%	6.2%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income (loss) for the Company's P&C businesses are set forth on pages 9, 11, 15 and 21.

A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of the Mutual Funds segment’s operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Mutual Funds segment because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Mutual Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Mutual Funds segment performance. ROA, core earnings is calculated by dividing core earnings by a daily average AUM.
Net investment income, excluding limited partnerships is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The company believes that net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships.
CONSOLIDATED

	THREE MONTHS ENDED								TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Total net investment income	$394	$404	$395	$410	$412	$407	$387	$371	$1,603	$1,577
Limited partnerships and other alternative investments	29	48	39	58	46	46	27	9	174	128
Net Investment Income excluding limited partnerships	$365	$356	$356	$352	$366	$361	$360	$362	$1,429	$1,449

PROPERTY & CASUALTY

	THREE MONTHS ENDED								TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Total net investment income	$281	$303	$302	$310	$310	$305	$292	$272	$1,196	$1,179
Limited partnerships and other alternative investments	23	34	32	45	36	36	23	6	134	101
Net Investment Income excluding limited partnerships	$258	$269	$270	$265	$274	$269	$269	$266	$1,062	$1,078

GROUP BENEFITS

	THREE MONTHS ENDED								TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Total net investment income	$103	$95	$88	$95	$95	$95	$88	$88	$381	$366
Limited partnerships and other alternative investments	6	14	7	13	10	10	4	3	40	27
Net Investment Income excluding limited partnerships	$97	$81	$81	$82	$85	$85	$84	$85	$341	$339

Annualized investment yield, excluding limited partnerships is the annualized net investment income excluding limited partnerships divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships invested assets. The company believes that annualized net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships.
CONSOLIDATED

	THREE MONTHS ENDED								TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Annualized investment yield	3.8%	4.1%	4.1%	4.2%	4.3%	4.1%	3.9%	3.7%	4.0%	4.0%
Annualized investment yield on limited partnerships and other alternative investments	7.3%	12.8%	10.1%	15.5%	12.2%	12.7%	7.1%	2.3%	12.0%	8.6%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.8%	3.8%	3.8%	4.0%	3.8%	3.8%	3.8%	3.7%	3.8%

PROPERTY & CASUALTY

	THREE MONTHS ENDED								TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Annualized investment yield	3.8%	4.0%	4.1%	4.2%	4.2%	4.1%	3.9%	3.7%	4.1%	4.0%
Annualized investment yield on limited partnerships and other alternative investments	6.5%	10.4%	9.6%	13.6%	11.0%	11.4%	6.9%	1.7%	10.5%	7.7%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.7%	3.8%	3.7%	3.9%	3.8%	3.8%	3.8%	3.8%	3.8%

GROUP BENEFITS

	THREE MONTHS ENDED								TWELVE MONTHS ENDED
	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2017	Dec 31 2016
Annualized investment yield	3.8%	4.9%	4.5%	4.8%	4.8%	4.8%	4.4%	4.4%	4.4%	4.6%
Annualized investment yield on limited partnerships and other alternative investments	12.2%	29.4%	13.3%	28.9%	20.1%	21.5%	8.6%	6.8%	22.7%	14.8%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	4.3%	4.3%	4.3%	4.5%	4.4%	4.3%	4.3%	4.0%	4.4%